Exhibit 10(a)


             FIFTH AMENDMENT TO AMENDED AND RESTATED
                        CREDIT AGREEMENT


                              AMONG


                  ALLEGHENY LUDLUM CORPORATION

                         as the Company

                               and

                 PNC BANK, NATIONAL ASSOCIATION
               (formerly Pittsburgh National Bank)

                        CONTINENTAL BANK
                (formerly Continental Bank N.A.)

                        MELLON BANK, N.A.

         THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

                     INTEGRA BANK/PITTSBURGH
         (formerly Integra National Bank/Pittsburgh and
             The Union National Bank of Pittsburgh)

                THE FIRST NATIONAL BANK OF BOSTON

                          as the Banks

                               and

                 PNC BANK, NATIONAL ASSOCIATION
               (formerly Pittsburgh National Bank)

                          as the Agent


                          June 30, 1994













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
            FIFTH AMENDMENT TO AMENDED AND RESTATED
                        CREDIT AGREEMENT


     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of the 30th day of June, 1994 (the "Fifth Amendment") is made by and among ALLEGHENY LUDLUM CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company"), PNC BANK, NATIONAL ASSOCIATION (formerly Pittsburgh National Bank), CONTINENTAL BANK (formerly Continental Bank N.A.), MELLON BANK, N.A., THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), INTEGRA BANK/PITTSBURGH (formerly Integra National Bank/Pittsburgh and The Union National Bank of Pittsburgh) and THE FIRST NATIONAL BANK OF BOSTON, as the Banks party hereto (the "Banks"), and PNC BANK, NATIONAL ASSOCIATION (formerly Pittsburgh National Bank), as the agent for the Banks (the "Agent") to that certain Amended and Restated Credit Agreement dated as of December 28, 1990 (the "Original Agreement"), as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 30, 1991 (the "First Amendment"), that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 31, 1991 (the "Second Amendment"), that certain letter amendment dated as of December 17, 1991 (the "Letter Amendment"), that certain Third Amendment to Amended and Restated Credit Agreement dated as of June 30, 1992 (the "Third Amendment"), that certain Consent #1 to Amended and Restated Credit Agreement dated May 28, 1993 (the "Consent #1"), that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 1993 (the "Fourth Amendment") and that certain letter amendment dated as of November 11, 1993 (the "Letter Amendment #2") (the Original Agreement, the First Amendment, the Second Amendment, the Letter Amendment, the Third Amendment, the Consent #1, the Fourth Amendment and the Letter Amendment #2 together with all further amendments and modifications thereto and thereof shall hereinafter be referred to as the "Existing Agreement").

                           WITNESSETH:

     WHEREAS, the Company, the Banks and the Agent entered into the Original Agreement pursuant to which the Banks agreed to extend credit to the Company consisting of certain revolving credit and term loan facilities, as more fully described therein, the aggregate principal amount of which shall not exceed $110,000,000;

     WHEREAS, the Term Loans were paid in full, in accordance with their terms, on December 27, 1991 and the credit facilities currently available to the Company pursuant to the terms and conditions of the Existing Agreement consist of a Tranche A Revolving Credit Commitment the aggregate principal amount of which shall not exceed $60,000,000 and a Tranche B Revolving Credit Commitment the aggregate principal amount of which shall not exceed $40,000,000;

     WHEREAS, the Company has requested that the Banks extend their Commitments under the Tranche A Revolving Credit Commitment and the Tranche B Revolving Credit Commitment for an additional one-year period;

     WHEREAS, the Banks are willing to extend their Commitments for such an additional period; and

     WHEREAS, the Company, the Banks and the Agent wish to amend the Existing Agreement to make such changes.

     NOW THEREFORE, in consideration of the mutual premises and intending to be legally bound hereby, the parties hereto agree to amend the Existing Agreement as follows:

     FIRST:   Section 1.1 of the Existing Agreement is hereby
amended such that the definition "Fifth Amendment Effective Date" shall be added thereto which such definition shall read in its entirety as follows:

     "Fifth Amendment Effective Date" shall mean June 30, 1994.

     SECOND:   Pursuant to Subsection 2.1b(ii) of the Existing
Agreement, the Banks hereby agree to extend the term of the Tranche A Revolving Credit Commitment for an additional one-year period. From and after the Fifth Amendment Effective Date, the Tranche A Maturity Date shall be deemed to be June 30, 1997 or such later date as is ultimately determined in accordance with Subsection 2.1b of the Agreement.

     THIRD:   Pursuant to Subsection 2.1c(iii) of the Existing
Agreement, the Banks hereby agree to extend the term of the Tranche B Revolving Credit Commitment for an additional one-year period. From and after the Fifth Amendment Effective Date, the Tranche B Maturity Date shall be deemed to be June 30, 1995 or such later date as is ultimately determined in accordance with Subsection 2.1c of the Agreement.

     FOURTH:   Except as expressly amended by this Fifth
Amendment, the Existing Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed.

     FIFTH:   Each capitalized term used herein as a defined term
which is not defined herein, but which is defined in the Existing
Agreement, shall have the meaning given it in the Existing
Agreement.

     SIXTH:   This Fifth Amendment may be executed in as many
different counterparts as are convenient to the parties hereto, each of which when executed by the Company, the Banks and the Agent shall be regarded as an original and all such counterparts shall constitute one Fifth Amendment.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound have caused this Fifth Amendment to be duly executed by their proper and duly authorized representatives the day first above written.


ATTEST:                            ALLEGHENY LUDLUM CORPORATION


By: /s/ C. L. Schmidt              By: /s/ R. S. Park
   ---------------------------        ---------------------------
Name:   C. L. Schmidt              Name:   R. S. Park
     -------------------------          -------------------------
Title:  Assistant Secretary        Title:  Vice President, Treasurer
      ------------------------           ------------------------

PNC BANK, NATIONAL ASSOCIATION,    CONTINENTAL BANK,
(formerly Pittsburgh National      (formerly Continental Bank N.A.),
Bank), as a Bank and as the Agent  as a Bank


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

MELLON BANK, N.A.,                 THE CHASE MANHATTAN BANK
as a Bank                          (NATIONAL ASSOCIATION),
                                   as a Bank


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

INTEGRA BANK/PITTSBURGH,           THE FIRST NATIONAL BANK
(formerly Integra National Bank/   OF BOSTON, as a Bank
Pittsburgh and The Union National
Bank of Pittsburgh),


By:____________________________    By:___________________________
Name:__________________________    Name:_________________________
Title:_________________________    Title:________________________

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                         -3-

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound have caused this Fifth Amendment to be duly executed by their proper and duly authorized representatives the day first above written.


ATTEST:                            ALLEGHENY LUDLUM CORPORATION


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

PNC BANK, NATIONAL ASSOCIATION,    CONTINENTAL BANK,
(formerly Pittsburgh National      (formerly Continental Bank N.A.),
Bank), as a Bank and as the Agent  as a Bank


By: /s/ R. H. Friend               By:
   ---------------------------        ---------------------------
Name:   R. H. Friend               Name:
     -------------------------          -------------------------
Title:  AVP                        Title:
      ------------------------           ------------------------

MELLON BANK, N.A.,                 THE CHASE MANHATTAN BANK
as a Bank                          (NATIONAL ASSOCIATION),
                                   as a Bank


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

INTEGRA BANK/PITTSBURGH,           THE FIRST NATIONAL BANK
(formerly Integra National Bank/   OF BOSTON, as a Bank
Pittsburgh and The Union National
Bank of Pittsburgh),


By:____________________________    By:___________________________
Name:__________________________    Name:_________________________
Title:_________________________    Title:________________________

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                         -3-

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound have caused this Fifth Amendment to be duly executed by their proper and duly authorized representatives the day first above written.


ATTEST:                            ALLEGHENY LUDLUM CORPORATION


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

PNC BANK, NATIONAL ASSOCIATION,    CONTINENTAL BANK,
(formerly Pittsburgh National      (formerly Continental Bank N.A.),
Bank), as a Bank and as the Agent  as a Bank


By:                                By: /s/ John M. Dillon
   ---------------------------        ---------------------------
Name:                              Name:   John M. Dillon
     -------------------------          -------------------------
Title:                             Title:  Vice President
      ------------------------           ------------------------

MELLON BANK, N.A.,                 THE CHASE MANHATTAN BANK
as a Bank                          (NATIONAL ASSOCIATION),
                                   as a Bank


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

INTEGRA BANK/PITTSBURGH,           THE FIRST NATIONAL BANK
(formerly Integra National Bank/   OF BOSTON, as a Bank
Pittsburgh and The Union National
Bank of Pittsburgh),


By:____________________________    By:___________________________
Name:__________________________    Name:_________________________
Title:_________________________    Title:________________________

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                         -3-

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound have caused this Fifth Amendment to be duly executed by their proper and duly authorized representatives the day first above written.


ATTEST:                            ALLEGHENY LUDLUM CORPORATION


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

PNC BANK, NATIONAL ASSOCIATION,    CONTINENTAL BANK,
(formerly Pittsburgh National      (formerly Continental Bank N.A.),
Bank), as a Bank and as the Agent  as a Bank


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

MELLON BANK, N.A.,                 THE CHASE MANHATTAN BANK
as a Bank                          (NATIONAL ASSOCIATION),
                                   as a Bank


By: /s/ R. K. James                By:
   ---------------------------        ---------------------------
Name:   Richard K. James           Name:
     -------------------------          -------------------------
Title:  Vice President             Title:
      ------------------------           ------------------------

INTEGRA BANK/PITTSBURGH,           THE FIRST NATIONAL BANK
(formerly Integra National Bank/   OF BOSTON, as a Bank
Pittsburgh and The Union National
Bank of Pittsburgh),


By:____________________________    By:___________________________
Name:__________________________    Name:_________________________
Title:_________________________    Title:________________________

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                         -3-

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound have caused this Fifth Amendment to be duly executed by their proper and duly authorized representatives the day first above written.


ATTEST:                            ALLEGHENY LUDLUM CORPORATION


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

PNC BANK, NATIONAL ASSOCIATION,    CONTINENTAL BANK,
(formerly Pittsburgh National      (formerly Continental Bank N.A.),
Bank), as a Bank and as the Agent  as a Bank


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

MELLON BANK, N.A.,                 THE CHASE MANHATTAN BANK
as a Bank                          (NATIONAL ASSOCIATION),
                                   as a Bank


By:                                By: /s/ Alexander S. Rapetski II
   ---------------------------        ---------------------------
Name:                              Name:   Alexander S. Rapetski II
     -------------------------          -------------------------
Title:                             Title:  Vice President
      ------------------------           ------------------------

INTEGRA BANK/PITTSBURGH,           THE FIRST NATIONAL BANK
(formerly Integra National Bank/   OF BOSTON, as a Bank
Pittsburgh and The Union National
Bank of Pittsburgh),


By:____________________________    By:___________________________
Name:__________________________    Name:_________________________
Title:_________________________    Title:________________________

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                         -3-

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound have caused this Fifth Amendment to be duly executed by their proper and duly authorized representatives the day first above written.


ATTEST:                            ALLEGHENY LUDLUM CORPORATION


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

PNC BANK, NATIONAL ASSOCIATION,    CONTINENTAL BANK,
(formerly Pittsburgh National      (formerly Continental Bank N.A.),
Bank), as a Bank and as the Agent  as a Bank


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

MELLON BANK, N.A.,                 THE CHASE MANHATTAN BANK
as a Bank                          (NATIONAL ASSOCIATION),
                                   as a Bank


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

INTEGRA BANK/PITTSBURGH,           THE FIRST NATIONAL BANK
(formerly Integra National Bank/   OF BOSTON, as a Bank
Pittsburgh and The Union National
Bank of Pittsburgh),


By: /s/ Paul A. Sakalik            By:
   ---------------------------        ---------------------------
Name:   Paul A. Sakalik            Name:
     -------------------------          -------------------------
Title:  Vice President             Title:
      -----------------------            ------------------------

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                         -3-

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound have caused this Fifth Amendment to be duly executed by their proper and duly authorized representatives the day first above written.


ATTEST:                            ALLEGHENY LUDLUM CORPORATION


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

PNC BANK, NATIONAL ASSOCIATION,    CONTINENTAL BANK,
(formerly Pittsburgh National      (formerly Continental Bank N.A.),
Bank), as a Bank and as the Agent  as a Bank


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

MELLON BANK, N.A.,                 THE CHASE MANHATTAN BANK
as a Bank                          (NATIONAL ASSOCIATION),
                                   as a Bank


By:___________________________     By:___________________________
Name:_________________________     Name:_________________________
Title:________________________     Title:________________________

INTEGRA BANK/PITTSBURGH,           THE FIRST NATIONAL BANK
(formerly Integra National Bank/   OF BOSTON, as a Bank
Pittsburgh and The Union National
Bank of Pittsburgh),


By:                                By: /s/ Karen Lanastaff
   ---------------------------        ---------------------------
Name:                              Name:   Karen Lanastaff
     -------------------------          -------------------------
Title:                             Title:  Director
      -----------------------            ------------------------

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